UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2008

GLOBAL PEOPLELINE TELECOM INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-26559	330-751560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

407-1270 Robson Street,
Vancouver, B.C., Canada V6E 3Z6

 (Address of Principal Executive Offices) (Zip Code)

(604) 632-9638

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

-Writteno communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Global Peopleline Telecom Inc., a Florida corporation (the "Registrant"), in connection with the items set forth below.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 20, 2008, the Registrant announced the appointment of Edward Gallagher as Director and CEO of the Company.

Mr. Gallagher specializes in mergers and acquisition, as well as take-over financing. He was the Chairman of Canada Payphone Corporation, the first private payphone owner and operator in Canada.  He helped deregulate through Government Legislation the payphone industry in Canada, and negotiated an exclusive contract for the installation/operation of AT&T payphones for Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Peopleline Telecom Inc.

Date: Aug 21, 2008	By:	/s/ Xiao Qing Du
Xiao Qing Du
President